UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2011 (May 5, 2011)
Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33097	02-0681276

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive
Suite 200, McLean, Virginia	22102

(Address of Principal Executive Offices)	(Zip Code)
(703) 287-5800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2011 (the “Original Filing”) is being filed to amend and restate the report in its entirety to read as follows:

Item 5.07.	Submission of Matters to a Vote of Security Holders
On May 5, 2011, Gladstone Commercial Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted and approved each of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 25, 2011.
Proposal 1: The election of three directors to hold office until the 2014 Annual Meeting of Stockholders.

	For	Abstain	Broker Non-Votes
Michela A. English	4,160,951	88,990	4,097,895
Anthony W. Parker	4,165,330	84,611	4,097,895
George Stelljes III	4,141,975	107,966	4,097,895
The following directors will continue to hold office until the 2012 Annual Meeting of Stockholders:
Terry Lee Brubaker
David A.R. Dullum
Gerard Mead
Jack Reilly
The following directors will continue to hold office until the 2013 Annual Meeting of Stockholders:
David Gladstone
Paul W. Adelgren
John H. Outland
Proposal 2: To ratify the selection by the Audit Committee of the Company’s board of directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011.

For	Against	Abstain
8,255,580	59,187	33,069

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLADSTONE COMMERCIAL CORPORATION
Date: May 12, 2011	By:	/s/ Danielle Jones
Danielle Jones
Chief Financial Officer